RiverPark Funds Trust

RiverPark Short Term High Yield Fund

Institutional Class (RPHIX)

Retail Class (RPHYX)

Supplement dated May 20, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated January 28, 2021.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of 4 p.m. on June 18, 2021 (the "Closing Date"), Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund (the "Fund") are closed to new investors.

After the Closing Date, existing shareholders of Retail and Institutional Class Shares of the Fund and certain eligible investors, as set forth below, may purchase additional Retail and Institutional Class Shares of the Fund through existing or new accounts and may reinvest dividends and capital gains distributions.

Existing shareholders include:

•	Shareholders of record of the Fund as of the Closing Date (although if a shareholder closes all accounts in the Fund, additional investments into the Fund may not be accepted).

•	Clients of a financial adviser or planner who had client assets invested in the Fund as of the Closing Date.

After the Closing Date, the following eligible investors may open new accounts:

•	New shareholders may open Fund accounts and purchase shares directly from the Fund (i.e. not through a financial intermediary).

•	Any trustee of RiverPark Funds Trust, or employee of RiverPark Advisors, LLC or Cohanzick Management, LLC, or an investor who is an immediate family member of any of these individuals.

The Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Retail Class Shares and Institutional Class Shares of the Fund may be further restricted or reopened in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.